Exhibit 99.1
NEWS RELEASE

CONTACT: Media John Ambler Vice President Corporate Communications T - (412) 433-2407 E - joambler@uss.com	Investors/Analysts Kevin Lewis Vice President Investor Relations and Corporate FP&A T - (412) 433-6935 E - klewis@uss.com

FOR IMMEDIATE RELEASE:

UNITED STATES STEEL CORPORATION REPORTS SECOND QUARTER 2020 RESULTS

•Net loss of $589 million, or $3.36 per diluted share
•Adjusted net loss of $469 million, or $2.67 per diluted share
•Adjusted EBITDA loss of $264 million
•Liquidity of $2.652 billion, including cash of $2.300 billion

        PITTSBURGH, July 30, 2020 – United States Steel Corporation (NYSE: X) reported second quarter 2020 net loss of $589 million, or $3.36 per diluted share. Adjusted net loss was $469 million, or $2.67 per diluted share. This compares to second quarter 2019 net earnings of $68 million, or $0.39 per diluted share. Adjusted net earnings for second quarter 2019 were $78 million, or $0.45 per diluted share.

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Earnings Highlights
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
Net Sales	$2,091	$3,545	$4,839	$7,044
Segment (loss) earnings before interest and income taxes
Flat-Rolled	$(329)	$134	$(364)	$229
U. S. Steel Europe	(26)	(10)	(40)	19
Tubular	(47)	(6)	(95)	4
Other Businesses	(21)	10	(20)	18
Total segment (loss) earnings before interest and income taxes	$(423)	$128	$(519)	$270
Other items not allocated to segments	(109)	(13)	(388)	(44)
(Loss) earnings before interest and income taxes	$(532)	$115	$(907)	$226
Net interest and other financial costs	62	54	97	103
Income tax (benefit) provision	(5)	(7)	(24)	1
Net (loss) earnings	$(589)	$68	$(980)	$122
(Loss) earnings per diluted share	$(3.36)	$0.39	$(5.67)	$0.70

Adjusted net (loss) earnings (a)	$(469)	78	$(592)	159
Adjusted net (loss) earnings per diluted share (a)	$(2.67)	$0.45	$(3.43)	$0.92
Adjusted (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$(264)	278	$(200)	563
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“Protecting lives and livelihoods remains our top priority,” said U. S. Steel President and Chief Executive Officer David B. Burritt. “We remain vigilant and continue to actively enforce our COVID-19 protocols, including working from home, where applicable, promoting physical distancing, limiting visitors to our sites, and continuing our enhanced cleaning activities. As a result of this intense focus, COVID-19 cases among our workforce remains significantly better than the general U.S. population.”
Burritt continued, “We are encouraged by the recovery in market conditions as automotive original equipment manufacturers (OEMs) are nearing normalized production levels and healthy order activity has continued into the third quarter. Construction demand is exceeding our expectations and is expected to remain robust, particularly for value-add construction products. To ensure we continue to serve our customers, we restarted two blast furnaces to quickly respond to increasing activity and plan to restart an additional furnace at Gary Works on August 1. In Europe, demand is beginning to recover, in-line with the re-opening of the European continent.”

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Commenting on the quarter, Burritt said, “We exceeded our second quarter guidance as North American Flat-rolled segment shipments meaningfully accelerated in the second half of June, resulting in better than expected production efficiencies and cost benefits across our mines and steel plants. Still, second quarter performance was impacted by COVID-19 and the nonrecurring costs associated with a significant portion of our steelmaking operations being idled in the quarter. We are encouraged by the accelerating pace of incoming orders across our steelmaking and sheet finishing facilities. While a portion of operating inefficiencies will continue to impact third quarter performance, we are confident that the second quarter was the trough for the year.”

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        The Company will conduct a conference call on second quarter 2020 earnings on Friday, July 31, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on July 31.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted)(a)
Flat-Rolled	721	779	715	789
U. S. Steel Europe	632	652	620	661
U. S. Steel Europe (€/net ton)	575	580	563	585
Tubular	1,288	1,524	1,285	1,537
Steel shipments (thousands of net tons):(a)
Flat-Rolled	1,790	2,804	4,299	5,529
U. S. Steel Europe	610	1,004	1,411	2,068
Tubular	132	195	319	402
Total Steel Shipments	2,532	4,003	6,029	7,999

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	9	52	101	133
Flat-Rolled to U. S. Steel Europe (iron ore pellets and fines)	225	189	225	189
Raw steel production (thousands of net tons):
Flat-Rolled	1,468	2,984	4,616	6,059
U. S. Steel Europe	645	1,148	1,527	2,307
Raw steel capability utilization:(b)
Flat-Rolled	35%	70%	54%	72%
U. S. Steel Europe	52%	92%	61%	93%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	$118	$254	$310	$501
U. S. Steel Europe	14	41	48	75
Tubular	40	29	94	48
Other Businesses	1	2	3	4
Total	$173	$326	$455	$628
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
NET SALES	$2,091	$3,545	$4,839	$7,044

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	2,274	3,227	4,879	6,399
Selling, general and administrative expenses	62	82	134	160
Depreciation, depletion and amortization	159	150	319	293
Loss (earnings) from investees	39	(28)	47	(37)
Tubular asset impairment charges	—	—	263	—
Gain on equity investee transactions	—	—	(31)	—
Restructuring and other charges	89	—	130	—
Net loss on sale of assets	—	—	—	4
Other losses, net	—	(1)	5	(1)
Total operating expenses	2,623	3,430	5,746	6,818

EARNINGS BEFORE INTEREST AND INCOME TAXES	(532)	115	(907)	226
Net interest and other financial costs	62	54	97	103

EARNINGS BEFORE INCOME TAXES	(594)	61	(1,004)	123
Income tax (benefit) provision	(5)	(7)	(24)	1

Net (loss) earnings	(589)	68	(980)	122
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET (LOSS) EARNINGS ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$(589)	$68	$(980)	$122

COMMON STOCK DATA:
Net (loss) earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$(3.36)	$0.39	$(5.67)	$0.71
Diluted	$(3.36)	$0.39	$(5.67)	$0.70
Weighted average shares, in thousands
Basic	175,327	171,992	172,775	172,613
Diluted	175,327	172,512	172,775	173,475
Dividends paid per common share	$0.01	$0.05	$0.02	$0.10

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Six Months Ended
	June 30,
(Dollars in millions)	2020	2019
Cash (used in) provided by operating activities:
Net (loss) earnings	$(980)	$122
Depreciation, depletion and amortization	319	293
Tubular asset impairment charges	263	—
Gain on equity investee transactions	(31)	—
Restructuring and other charges	130	—
Pensions and other postretirement benefits	(10)	55
Deferred income taxes	(12)	(3)
Net loss on sale of assets	—	4
Working capital changes	(42)	(133)
Income taxes receivable/payable	10	39
Other operating activities	(9)	(11)
Total	(362)	366

Cash used in investing activities:
Capital expenditures	(455)	(628)
Investment in Big River Steel	(3)	—
Proceeds from sale of assets	1	1
Proceeds from sale of ownership interests in equity investees	8	—
Investments, net	(4)	—
Total	(453)	(627)

Cash provided by (used in) financing activities:
Revolving credit facilities - borrowings, net of financing costs	1,462	—
Revolving credit facilities - repayments	(644)	—
Issuance of long-term debt, net of financing costs	1,048	—
Net proceeds from public offering of common stock	410	—
Repayment of long-term debt	(6)	(1)
Proceeds from Stelco Option Agreement	40	—
Common stock repurchased	—	(70)
Dividends paid	(3)	(18)
Taxes paid for equity compensation plans	(1)	(7)
Total	2,306	(96)

Effect of exchange rate changes on cash	(1)	(1)

Net Increase (decrease) in cash, cash equivalents and restricted cash	1,490	(358)
Cash, cash equivalents and restricted cash at beginning of the year	939	1,040

Cash, cash equivalents and restricted cash at end of the period	$2,429	$682

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	June 30,	December 31,
(Dollars in millions)	2020	2019
Cash and cash equivalents	$2,300	$749
Receivables, net	939	1,177
Inventories	1,634	1,785
Other current assets	51	102
Total current assets	4,924	3,813
Operating lease assets	236	230
Property, plant and equipment, net	5,410	5,447
Investments and long-term receivables, net	1,376	1,466
Intangible assets, net	132	150
Deferred income tax benefits	19	19
Other noncurrent assets	454	483

Total assets	$12,551	$11,608

Accounts payable and other accrued liabilities	1,459	2,054
Payroll and benefits payable	354	336
Short-term debt and current maturities of long-term debt	94	14
Other current liabilities	234	221
Total current liabilities	2,141	2,625
Noncurrent operating lease liabilities	185	177
Long-term debt, less unamortized discount and debt issuance costs	5,505	3,627
Employee benefits	563	532
Other long-term liabilities	503	554
United States Steel Corporation stockholders' equity	3,617	4,092
Noncontrolling interests	37	1

Total liabilities and stockholders' equity	$12,551	$11,608

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET (LOSS) EARNINGS
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts) (a)	2020	2019	2020	2019
Reconciliation to adjusted net (loss) earnings attributable to United States Steel Corporation
Net (loss) earnings attributable to United States Steel Corporation	$(589)	$68	$(980)	$122
Tubular asset impairment charge	—	—	263	—
Restructuring and other charges	82	—	123	—
Gain on previously held investment in UPI	—	—	(25)	—
Tubular Inventory Impairment	24	—	24	—
December 24, 2018 Clairton coke making facility fire	(4)	10	(4)	37
Big River Steel options mark to market	5	—	(6)	—
FIN 48 Reserve	13	—	13	—
Total adjustments	120	10	388	37
Adjusted net (loss) earnings attributable to United States Steel Corporation	$(469)	78	$(592)	159

Reconciliation to adjusted diluted net (loss) earnings per share
Diluted net earnings per share	$(3.36)	$0.39	$(5.67)	$0.70
Tubular asset impairment charge	—	—	1.52	—
Restructuring and other charges	0.47	—	0.70	—
Gain on previously held investment in UPI	—	—	(0.14)	—
Tubular Inventory Impairment	0.14	—	0.14	—
December 24, 2018 Clairton coke making facility fire	(0.02)	0.06	(0.02)	0.22
Big River Steel options mark to market	0.03	—	(0.03)	—
FIN 48 Reserve	0.07	—	0.07	—
Total adjustments	0.69	0.06	2.24	0.22
Adjusted diluted net (loss) earnings per share	$(2.67)	$0.45	$(3.43)	$0.92
(a) The adjustments included in this table for the three and six months ended June 30, 2020 have been tax affected for our European operations and not tax affected for our U.S. operations due to the full valuation allowance on our domestic deferred tax assets. The adjustments included in this table for the three and six months ended June 30, 2019 have been tax effected.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions)	2020	2019	2020	2019
Reconciliation to Adjusted EBITDA
Net (loss) earnings attributable to United States Steel Corporation	$(589)	$68	$(980)	$122
Income tax (benefit) provision	(5)	(7)	(24)	1
Net interest and other financial costs	62	54	97	103
Depreciation, depletion and amortization expense	159	150	319	293
EBITDA	(373)	265	(588)	519
Tubular asset impairment charge	—	—	263	—
Restructuring and other charges	89	—	130	—
Gain on previously held investment in UPI	—	—	(25)	—
Tubular inventory impairment charge	24	—	24	—
December 24, 2018 Clairton coke making facility fire	(4)	13	(4)	44
Adjusted EBITDA	$(264)	$278	$(200)	$563

We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net (loss) earnings and segment (loss) earnings before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net (loss) earnings and adjusted net (loss) earnings per diluted share are non-GAAP measures that exclude the effects of items such as the Tubular asset impairment charge, restructuring and other charges, the gain on previously held investment in UPI, the Tubular inventory impairment, the December 24, 2018 Clairton coke making facility fire, the Big River Steel options mark to market and the FIN 48 reserve that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA should not be considered a substitute for net (loss) earnings, (loss) earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
        This release contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2020 and June 30, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
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2020-031